UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2023

Twelve Seas Investment Company II
(Exact name of registrant as specified in its charter)

Delaware	001-40123	85-2141273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

228 Park Avenue S.

Suite 89898

New York, New York

(Address of principal executive offices)

10003-1502

(Zip Code)

Registrant’s telephone number, including area code: (323) 667-3211

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	TWLVU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	TWLV	The Nasdaq Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock for $11.50 per share	TWLVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 3, 2023, Twelve Seas Investment Company II (the “Company”) issued a promissory note (the “Note”) in the principal amount of up to $900,000 to Twelve Seas Sponsor II LLC (the “Sponsor”), pursuant to which the Sponsor agreed to loan to the Company up to such amount in connection with the extension of the date by which the Company must either (i) consummate a business combination, (ii) cease all operations, or (iii) redeem or repurchase 100% of the Company’s outstanding Public Shares (as defined below), from March 2, 2023 to December 2, 2023 (or such earlier date as determined by the board of directors of the Company) (the “Extension”).

The Company will deposit $100,000, or approximately $0.03 per share of the Company’s Class A common stock sold in the Company’s initial public offering (“Public Share”) that was not redeemed in connection with the Extension, into the Company’s trust account (the “Trust Account”) (i) in connection with the first drawdown under the Note and (ii) for each of the eight subsequent calendar months (commencing on April 3, 2023 and ending on the 2nd day of each subsequent month), or portion thereof, that is needed by the Company to complete an initial business combination (the “Business Combination”). Such amounts will be distributed either to: (i) all of the holders of Public Shares upon the Company’s liquidation or (ii) holders of Public Shares who elect to have their shares redeemed in connection with the consummation of the Business Combination.

The Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the Business Combination or (b) the date of the liquidation of the Company.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed with this Form 8-K:

Exhibit No.	Description of Exhibits
10.1	Promissory Note issued to the Sponsor.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWELVE SEAS INVESTMENT COMPANY II

	By:	/s/ Dimitri Elkin
		Name:	Dimitri Elkin
		Title:	Chief Executive Officer

Dated: March 23, 2023

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